UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 03, 2024

BARRETT BUSINESS SERVICES, INC.

(Exact name of Registrant as Specified in Its Charter)

Maryland	0-21886	52-0812977
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8100 NE Parkway Drive Suite 200
Vancouver, Washington		98662
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (360) 828-0700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BBSI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2024 Annual Meeting of stockholders of Barrett Business Services, Inc. ("BBSI" or the "Company") held on June 3, 2024 (the "Annual Meeting"), the Company’s stockholders approved a proposed amendment (the "Amendment") of the Company’s Amended and Restated Charter (the "Charter") to increase the number of authorized shares of Common Stock of the Company from 20,500,000 shares to 82,000,000 shares. The Company's Board of Directors proposed the Amendment in part to facilitate a four-for-one split of the Company’s common stock.

This description of the Amendment is not complete and is qualified in its entirety by reference to the text of the Articles of Amendment to the Company’s Charter, a copy of which is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting of stockholders on June 3, 2024.

The matters considered and voted on by the Company’s stockholders at the Annual Meeting and the voting results were as follows:

Proposal 1. Eight directors were elected, each for a one-year term to serve until the 2025 annual meeting of stockholders, by the votes indicated.

Nominee	Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
Thomas J. Carley	5,081,318	494,205	1,333	321,527
Joseph S. Clabby	5,551,943	23,248	1,665	321,527
Thomas B. Cusick	5,551,602	23,514	1,740	321,527
Gary E. Kramer	5,528,262	47,757	837	321,527
Anthony Meeker	4,939,737	635,839	1,280	321,527
Carla A. Moradi	5,490,615	84,576	1,665	321,527
Alexandra Morehouse	5,474,626	100,565	1,665	321,527
Vincent P. Price	5,330,743	244,448	1,665	321,527

Proposal 2. Approval of a proposed amendment to the Company’s Amended and Restated Charter to increase the authorized shares of Common Stock.

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
5,204,403	371,613	840	321,527

The Company’s stockholders approved a proposed amendment to the Charter.

Proposal 3. Approval, by non-binding, advisory vote, of the compensation paid to the Company’s named executive officers.

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
5,121,582	380,223	75,051	321,527

The Company’s stockholders approved, in a non-binding, advisory vote, the compensation paid to the Company’s named executive officers for the fiscal year ended December 31, 2023.

Proposal 4. Ratification of the selection of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

Shares Voted For	Shares Voted Against	Abstentions
5,845,600	52,036	747

The Company’s stockholders ratified the selection of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

Item 8.01. Other Events.

On June 4, 2024, BBSI issued a news release announcing that its board of directors has declared a four-for-one split of the Company’s common stock in the form of a stock dividend. Each stockholder of record on June 14, 2024, will receive a dividend of three additional shares of common stock for each share they hold, to be distributed on June 21, 2024. A copy of the news release is included as Exhibit 99.1 to this report and incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
3.1	Articles of Amendment to the Charter of the Registrant.
99.1	News Release dated June 4, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARRETT BUSINESS SERVICES, INC. Registrant
Dated: June 5, 2024	By:	/s/ Anthony J. Harris
Anthony J. Harris Executive Vice President and Chief Financial Officer and Treasurer